Exhibit 99.3

AGREEMENT

This Agreement dated as of September 13, 2007 (the “Agreement”) is made by and among (i) the undersigned holders or investment advisers or managers of discretionary accounts that hold the Notes (as defined below) set forth on such holder’s or manager’s signature page hereto (each, a “Consenting Noteholder”), (ii) American Color Graphics, Inc. (“ACG”) and ACG Holdings Inc. (“ACG Holdings” and together with ACG, the “ACG Parties”), and (iii) Vertis, Inc. (“Vertis” and, together with ACG, the “Companies”) and Vertis Holdings Inc. (“Vertis Holdings” and together with Vertis, the “Vertis Parties”) (each of the foregoing, a “Party”, and collectively, the “Parties”).

RECITALS

WHEREAS, on July 23, 2007, ACG Holdings and Vertis announced that they entered into a letter of intent (the “Letter of Intent”) with respect to the proposed merger of ACG into Vertis or a subsidiary of Vertis (the “Proposed Merger”);

WHEREAS, certain of the Consenting Noteholders that are holders of the ACG Second Lien Notes (the “ACG Initial Consenting Noteholders”) are negotiating a restructuring, recapitalization or exchange transaction with respect to the debt of the Companies (including ACG’s $280MM 10% Senior Second Secured Notes due 2010 (the “ACG Second Lien Notes”), Vertis’ $350.0MM 9.75% Senior Secured Second Lien Notes due 2009 (the “Vertis Second Lien Notes”), Vertis’ $350.0MM 10.875% Senior Notes due 2009 (the “Vertis Senior Notes”), and Vertis’ $293.5MM 13.50% Senior Subordinated Notes due 2009 (the “Vertis Subordinated Notes”, and together with the ACG Second Lien Notes, the Vertis Second Lien Notes and the Vertis Senior Notes, the “Notes”)) in connection with the Proposed Merger and pursuant to the terms and conditions set forth in the Term Sheet attached hereto as Exhibit B (the “Term Sheet”) and in this Agreement (the restructuring, recapitalization or exchange transactions, collectively, the “Transactions”); and

WHEREAS, certain of the Consenting Noteholders that are holders of one or more of the Vertis Second Lien Notes, the Vertis Senior Notes and the Vertis Subordinated Notes (the “Vertis Initial Consenting Noteholders” and, together with the ACG Initial Consenting Noteholders, and as identified on Exhibit A hereto, the “Initial Consenting Noteholders”) are also negotiating the Transactions.

NOW, THEREFORE, in consideration of the foregoing, the Parties agree as follows:

AGREEMENT

Section 1.                      Means For Effectuating the Transactions.  To implement the Transactions, the Vertis Parties and the ACG Parties propose, on the terms and conditions set forth herein and pursuant to the terms and conditions of the Term Sheet, to consummate (to the extent this Agreement has not been terminated) the Transactions through the ACG Exchange Offer, Vertis Second Lien Exchange Offer, Vertis Senior Exchange Offer and Vertis Subordinated Exchange

CONFIDENTIAL

Offer (each as defined in the Term Sheet and, together, the “Exchange Offers”) and through the ACG Second Lien Consent Solicitation, Vertis Second Lien Consent Solicitation, Vertis Senior Consent Solicitation, and Vertis Subordinated Consent Solicitation (as each is defined in the Term Sheet and, together, the “Consent Solicitations”).  The Consenting Noteholders hereby acknowledge that the decision whether to enter into any definitive agreement relating to the Proposed Merger (the “Agreement and Plan of Merger”) and to consummate the Proposed Merger shall be made solely by Companies in their discretion, and that the Companies shall be under no obligation to the Consenting Noteholders to enter into any such documents or to consummate the Proposed Merger.

Section 2.                      Term Sheet.  The Term Sheet is incorporated herein and is made part of this Agreement.  The general terms and conditions of the Transactions are set forth in the Term Sheet, however, the Term Sheet is supplemented by the terms and conditions of this Agreement.  In the event of any inconsistencies between the terms of this Agreement and the Term Sheet, this Agreement shall govern.  The Parties hereby acknowledge and agree that: (a) in connection with each of the Consent Solicitations, no holder of any series of Notes will be entitled to receive, for its consent to the indenture amendments being solicited in the Consent Solicitations, consideration (whether in cash, securities or otherwise) other than the consent fee provided in the applicable section of the Term Sheet with respect of such series of Notes for that consent; (b) Evercore Partners and T.H. Lee Partners and their respective affiliates will participate in the Consent Solicitations and Exchange Offers on the same basis as other holders of Notes, and will not be entitled to any other payments in connection with the Transactions, except for the payment of certain accrued but unpaid management fees, and (c) Metalmark Capital and its affiliates will participate in the Proposed Merger on the same basis as other holders of ACG equity securities and will not be entitled to any other payments in connection with the Transactions.

Section 3.                      Consenting Noteholders’ Commitments Regarding a Transaction.

3.01.        Agreement to Tender/Vote.  Subject to the conditions contained in Section 3.02 hereof and the acknowledgments contained in Section 9.07 hereof, each Consenting Noteholder agrees that it shall (a) vote, or cause to be voted, in favor of the consents sought in the Consent Solicitations and (b) tender, or cause to be tendered, in the Exchange Offers all of the Relevant Securities (as defined below) and any additional Notes of which such Consenting Holder (or a client account over which such Consenting Holder has discretion) is, or at any time on or prior to the applicable Outside Exchange and Consent Date (as defined below) becomes, the holder of record or the beneficial owner.  For the avoidance of doubt, each Consenting Noteholder also agrees not take any action that would interfere with, delay or postpone the consummation of the Consent Solicitations, the Exchange Offers and the Proposed Merger; provided, however, that the foregoing prohibition will not limit any Consenting Noteholder’s rights under any indenture governing the Notes (including the exercise of any available remedies), its right, subject to Section 3.03, to sell any Notes, and its rights under any applicable bankruptcy, insolvency, foreclosure or similar proceeding.  The parties agree any breach by a Consenting Noteholder of the foregoing prohibition would give rise to irreparable damage for which monetary damages would not be an adequate remedy.  Each Consenting Noteholder accordingly agrees that the Vertis Parties and the ACG Parties will be entitled to enforce the terms of the foregoing prohibition by decree of specific performance without the necessity of proving the inadequacy of monetary damages as a remedy and to obtain injunctive relief against any breach or threatened breach, and the Vertis Parties and the ACG Parties agree that such relief will be their only remedy against the applicable Consenting Noteholder with respect to a breach of the foregoing prohibition.

3.02         Certain Conditions.  The obligations of each Consenting Noteholder set forth in Section 3.01 are subject to the conditions that (i) the terms of any applicable agreements or documents implementing the Transactions, including, without limitation, the documents governing the Exchange Offers and Consent Solicitations, embody and are consistent in all material respects with the terms and conditions set forth in the Term Sheet, (ii) all final documents implementing the Transactions, including, but not limited to, any amended and restated certificates of incorporation and by-laws, are in form and substance reasonably satisfactory to the Consenting Noteholders and all agreements that are material to the Transactions have been or will be entered into by all applicable parties and have or will become valid, binding and enforceable, (iii) no Consenting Noteholders’ Termination Event (as defined below) shall have occurred, (iv) the Vertis Parties and the ACG Parties have not terminated this Agreement after the occurrence of a Company Termination Event (as defined below), and (v) no other termination of this Agreement has occurred pursuant to the terms set forth under Section 7 of this Agreement

3.03.        Transfer of Interests and Securities.  Except as expressly provided herein, this Agreement shall not in any way restrict the right or ability of any Consenting Noteholder to sell, use, assign, transfer or otherwise dispose of (“Transfer”) any of the Notes, provided, however, that for a period commencing as of the date such Consenting Noteholder executes this Agreement until the earlier to occur of (i) the occurrence of a Consenting Noteholders’ Termination Event, (ii) the Vertis Parties’ and the ACG Parties’ termination of this Agreement after the occurrence of a Company Termination Event and (iii) any other termination of this Agreement pursuant to the terms set forth under Section 7 (such period, the “Restricted Period”), no Consenting Noteholder shall Transfer any Notes, and any purported Transfer of Notes shall be void and without effect unless the Transferee delivers to the Consenting Noteholder Transferor and the Companies, at or prior to the time of the proposed Transfer, a written agreement containing, among other things, a provision substantially similar to the provision set forth in Exhibit C attached hereto pursuant to which such Transferee shall assume all obligations of the Consenting Noteholder transferor hereunder in respect of the Notes Transferred (such Transferee, if any, to also be a “Consenting Noteholder” hereunder) .

3.04.        Representation of Consenting Noteholders’ Holdings.  Each of the Consenting Noteholders represents that, as of the date such Consenting Noteholder executes and delivers this Agreement, it is the beneficial owner and/or the investment adviser or manager of discretionary accounts for the holders or beneficial owners of the aggregate principal amount of the Notes set forth on its signature page (the “Relevant Securities”), with the power to vote and dispose of all or substantially all of the aggregate principal amount of the Relevant Securities on behalf of such holders or beneficial owners.

Section 4.                      Undertakings and Representations.

4.01         Exchange Offers; Consent Solicitations.  Not later than 60 days after the date of the Agreement and Plan of Merger (the “Exchange and Consent Commencement Date”), the Vertis Parties will (a) commence the Exchange Offers, which Exchange Offers will require that all tenders of Notes be made by not later than 5:00 P.M. on the last to occur of (i) 20 business days after the commencement of such Exchange Offers, (ii) such later date as may be required by the Securities Exchange Act of 1934 or the rules and regulations promulgated thereunder or by any order of any governmental authority or self-regulated organization, (iii) such later date up to five business days after the date specified in clause (i) or clause (ii) as may be determined by the Companies, to the extent the Companies are diligently proceeding to complete the Proposed Merger or (iv) such later date as may be mutually agreed by the Companies and consented to by (x) each Initial Consenting Noteholder that continues to hold Notes representing at least 50% of the principal amount of Notes held by such Initial Consenting Noteholder on the date of this Agreement, or (y) in the event no Initial Consenting Noteholder holds Notes in excess of such amount, Consenting Noteholders holding not less than a majority in principal amount of the Notes held at such time by the Consenting Noteholders (the consent set forth in clause (x) or (y), as applicable, being the “Requisite Noteholder Consent” and the date of the last to occur of clause (i), (ii), (iii) or (iv) being the “Outside Exchange and Consent Date”) and (b) commence the Consent Solicitations, each of which Consent Solicitations will require that all consents given thereunder be given by not later than the Outside Exchange and Consent Date.

4.02         Representation of the Vertis Parties and the ACG Parties.  Each of the ACG Parties and each of the Vertis Parties  represent that, as of the date hereof, such entity (in each case other than in connection with the Proposed Merger) (a) has not resolved to engage in any merger, consolidation, asset sale, or the purchase or acquisition of all or a substantial part of the assets of another entity and (b) has not been a party to any agreement or engaged in any discussions or negotiations with any person that is reasonably likely to lead to any merger, consolidation, asset sale, or the purchase or acquisition of all or a substantial part of the assets of another entity, in each case, which would be material to the ACG Parties or the Vertis Parties, respectively.

Section 5.                      Mutual Representations, Warranties, and Covenants.  Each of the Parties represents, warrants, and covenants to the others, as of the date of this Agreement, as follows (each of which is a continuing representation, warranty, and covenant):

5.01.        Enforceability.  This Agreement is a legal, valid, and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable laws relating to or limiting creditor’s rights generally or by equitable principles relating to enforceability.

5.02.        No Consent or Approval.  Except as expressly provided in this Agreement, no consent or approval is required by any other person or entity in order for it to carry out the Exchange Offers and Consent Solicitations.

5.03         Power and Authority.  Except as expressly provided in this Agreement, it has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement.

5.04         Authorization.  The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part.

Section 6.                      No Waiver of Participation and Reservation of Rights.  Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict the ability of each of the Consenting Noteholders to protect and preserve its rights, remedies and interests, including without limitation, its claims against the Vertis Parties and the ACG Parties.  If the transactions contemplated by this Agreement are not consummated, or if this Agreement is terminated for any reason, the Parties fully reserve any and all of their rights.

Section 7.                      Termination Events.

7.01         Consenting Noteholder Termination Events.  This Agreement shall terminate upon the occurrence of any of the following events (each, a “Consenting Noteholders’ Termination Event”):  (a) the failure of the Vertis Parties to commence the Exchange Offer or any Consent Solicitation on or prior to the Exchange and Consent Commencement Date, except with the Requisite Noteholder Consent, (b) with respect to any Exchange Offer, at the time of the expiration of such Exchange Offer, the tender pursuant to such Exchange Offer by holders thereof of less than 90% in principal amount of the Notes with respect to which such Exchange Offer is made, or such lower threshold as may be agreed by the Companies with the Requisite Noteholder Consent (provided that, for purposes of calculating the percentage of Notes tendered, any Notes of any Consenting Noteholder that are subject to this Agreement shall be deemed to have been tendered if the failure of such Consenting Noteholder to tender such Notes would, but for the provisions of this Section 7.01, constitute a breach of such Consenting Noteholder’s commitments under this Agreement), (c) with respect to any Consent Solicitation, at the time of the expiration of the Exchange Offer for the series of Notes with respect to which such Consent Solicitation is made, the voting in favor of the consents solicited pursuant to such Consent Solicitation by the holders thereof of less than 90% in principal amount of the Notes with respect to which such Consent Solicitation is made, or such lower threshold as may be agreed by the Companies with the Requisite Noteholder Consent (provided that, for purposes of calculating the percentage of Notes voted in favor of the consents solicited pursuant to any Consent Solicitation, any Notes of any Consenting Noteholder that are subject to this Agreement shall be deemed to have been voted in favor of such consents if the failure of such Consenting Noteholder to so vote such Notes would, but for the provisions of this Section 7.01, constitute a breach of such Consenting Noteholder’s commitments under this Agreement), (d) the termination by the Companies of the Letter of Intent or the Agreement and Plan of Merger or any other public announcement by any of the Vertis Parties or any of the ACG Parties that it does not intend to pursue the Proposed Merger, (e) the breach in any material respect by the Vertis Parties or the ACG Parties of any of the representations, warranties or covenants of such Parties set forth in this Agreement, (f) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling or order enjoining the consummation of a material portion of the Transactions or (g) the occurrence of an Event of Default as defined in and under any indenture governing any of the Vertis Second Lien Notes, the Vertis Senior Notes or the Vertis Subordinated Notes (the “Vertis Notes”) or, unless otherwise agreed by the Companies with the Requisite Noteholder Consent, of an event or circumstance that would, after the passage of time or giving of notice, constitute an Event of Default as defined in and under any indenture governing any of the Vertis Notes, except in each case for any such Event of Default, or event or circumstance, relating to Vertis’s obligations to file, furnish or deliver any reports, information or documents under the terms of the indentures governing such Notes.

7.02         Company Termination Events.  The Vertis Parties and the ACG Parties may, collectively but not separately, terminate this Agreement as to all Parties upon the occurrence of any of the following events (each, a “Company Termination Event”):  (a) the breach by any Consenting Noteholder of any of the representations, warranties or covenants of such Consenting Noteholder set forth in this Agreement provided that (i) such breach renders the performance of such Consenting Noteholder of its obligations under this Agreement void or voidable or excuses such Consenting Noteholder from such performance and (ii) the aggregate principal amount of the ACG Second Lien Notes subject to this Agreement, excluding the ACG Second Lien Notes of such breaching Consenting Noteholder and the ACG Second Lien Notes of all other breaching Consenting Noteholders with respect to which clause (i) is satisfied, constitute 50% or less of, the aggregate principal amount of the ACG Second Lien Notes and (b) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling or order enjoining the consummation of a material portion of the Transactions.

7.03         Mutual Termination.  This Agreement, and the obligations of all Parties hereunder, may be terminated by mutual agreement among (a) both of the Companies and (b) any (or all) of the following: (i) Consenting Noteholders representing not less than a majority in principal amount of the ACG Second Lien Notes held by the Consenting Noteholders, (ii) Consenting Noteholders representing not less than a majority in principal amount of the Vertis Second Lien Notes held by the Consenting Noteholders, (iii) Consenting Noteholders representing not less than a majority in principal amount of the Vertis Senior Notes held by the Consenting Noteholders or (iv) Consenting Noteholders representing not less than a majority in principal amount of the Vertis Subordinated Notes held by the Consenting Noteholders.

7.04         Termination.  This Agreement, and the obligations of all Parties hereunder, (a) shall terminate at 5:00 PM on Saturday, September 15, 2007 if the Agreement and Plan of Merger has not been entered into by the Companies, provided, however, that the termination date pursuant to this Section 7.04(a) shall  be automatically extended by a maximum of two consecutive seven calendar day-periods (but in no event past September 29, 2007), unless Consenting Noteholders representing the Requisite Noteholder Consent deliver a notice indicating their refusal to consent to such extension to the ACG Parties and the Vertis Parties prior to the beginning of the applicable extension period; and (b) shall terminate automatically and without any action by or notice to any Party at 5:00 PM on the Outside Exchange and Consent Date, in each case unless otherwise agreed by the Companies with the Requisite Noteholder Consent.

7.05         Effect of Termination.  Upon termination of this Agreement, each Party hereto shall be released from its commitments, undertakings and agreements under or related to this Agreement and shall have the rights and remedies that it would have had and shall be entitled to take all actions, whether with respect to the Transactions or otherwise, that it would have been entitled to take had it not entered into this Agreement.

Section 8.                      Effectiveness; Amendments.  This Agreement shall become effective and binding upon each of the Parties that have executed and delivered counterpart signature pages hereto.  Each Consenting Noteholder acknowledges, by its execution of this Agreement, that the Vertis Parties and the ACG Parties have executed and delivered counterpart signature pages to this Agreement as of the date hereof.  Once effective, this Agreement may not be modified, amended, or supplemented (except as expressly provided herein) as to any Consenting Noteholder except in writing signed by the Vertis Parties, the ACG Parties and such Consenting Noteholder.

Section 9.                      Miscellaneous.

9.01.        Further Assurances.  The Parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be appropriate or necessary, from time to time, to effectuate the Exchange Offers and Consent Solicitations, whether the same occurs before or after the date of this Agreement.

9.02.        Complete Agreement.  This Agreement is the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, between the Parties with respect thereto.  No claim of waiver, modification, consent or acquiescence with respect to any provision of this Agreement shall be made against any Party, except on the basis of a written instrument executed by or on behalf of such Party.

9.03.        Parties.  This Agreement shall be binding upon, and inure to the benefit of, the Parties.  No rights or obligations of any Party under this Agreement may be assigned or transferred to any other person or entity except as provided in Section 3.03 hereof.  Nothing in this Agreement, express or implied, shall give to any person or entity, other than the Parties, any benefit or any legal or equitable right, remedy or claim under this Agreement.

9.04.        Headings.  The headings of all sections of this Agreement are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction or interpretation of any term or provision hereof.

9.05.        GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM; WAIVER OF TRIAL BY JURY.  THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PRINCIPLES THEREOF.  Each Party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement exclusively in the United States District Court for the Southern District of New York or any New York State court sitting in New York City (the “Chosen Courts”), and solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts and (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto.

Each party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

9.06.        Execution of Agreement.  This Agreement may be executed and delivered (by facsimile or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.  Except as expressly provided in this Agreement, each individual executing this Agreement on behalf of a Party has been duly authorized and empowered to execute and deliver this Agreement on behalf of said Party.

9.07.        Interpretation.  This Agreement is the product of negotiations between the Vertis Parties, the ACG Parties and Initial Consenting Noteholders, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof.

9.08.        Successors and Assigns.  This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives, other than a trustee or similar representative appointed in a bankruptcy case.  The agreements, representations and obligations of the Consenting Noteholders under this Agreement are, in all respects, several and not joint.

9.09.        Notices.  All notices hereunder shall be deemed given if in writing and delivered, if sent by telecopy, e-mail, courier or by registered or certified mail (return receipt requested) to the following addresses and telecopier numbers (or at such other addresses or telecopier numbers as shall be specified by like notice)

(1)                                  if to the ACG Parties, to:

100 Winners Circle

Brentwood, Tennessee  37027

Attention:  Chief Executive Officer

E-mail address:  steve.dyott@acgholdings.com

(2)                                  if to the Vertis Parties, to:

250 West Pratt Street

Suite 1800

Baltimore, Maryland  21201

Attention:  Chief Legal Officer

E-mail address:  jhoward@vertisinc.com

with copies to:

Sullivan & Cromwell LLP
125 Broad Street
New York, New York  10004
Attention: Robert E. Buckholz, Jr.
E-mail address: buckholzr@sullcrom.com

(3)                                  if to Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P., Thomas H. Lee Foreign Fund IV-B, L.P. or Thomas H. Lee Investors, L.P., to:

100 Federal Street, 35th Floor

Suite 1800

Boston, Massachusetts  02110

Attention:  Soren L. Oberg

E-mail address:  soberg@thlee.com

(4)                                  if to Evercore Capital Partners, L.P., Evercore Capital Partners (NQ) L.P. or Evercore Capital Offshore Partners, L.P., to:

55 East 52nd Street, 43rd Floor
New York, New York  10055

Attention:  Neeraj Mital

E-mail address:  mital@evercore.com

(5)                                  if to a Consenting Noteholder (other than as identified above) or a transferee thereof, to the addresses or telecopier numbers set forth below following the Consenting Noteholder’s signature (or as directed by any transferee thereof), as the case may be with copies to:

Milbank, Tweed, Hadley & McCloy LLP
1850 K Street NW
Washington, DC 20006
Attention:  Debra Alligood White, Esq.
E-mail address:  dwhite@milbank.com

and

Akin Gump Strauss Hauer & Feld LLP
590 Madison Avenue
New York, New York  10022
Attention:  Ira Dizengoff, Esq.
E-mail address:  idizengoff@akingump.com

Any notice given by delivery, mail or courier shall be effective when received.  Any notice given by telecopier shall be effective upon oral or machine confirmation of transmission.

Section 10.                     Disclosure; Publicity.

10.01       Obligation to Disclose Materials.  As soon as reasonably practicable, but in no event later than two business days after the execution of this Agreement (which date of execution, for the avoidance of doubt, is understood to be September 13, 2007), and subject to the limitations set forth in section 10.02 herein, each of ACG and Vertis shall separately disclose to the public (X) all material non-public information, if any, previously disclosed to the Consenting Noteholders with respect to the Financings, the Proposed Merger, the Vertis Parties and/or the ACG Parties, (Y) all of the Evaluation Material (as that term is defined in the confidentiality agreements previously executed by the Initial Consenting Noteholders, Vertis Holdings and ACG Holdings) and (Z) this Agreement, with such redactions (in the case of this Agreement and its exhibits) as may be reasonably requested by counsel to the Initial Consenting Noteholders (which is understood to be Milbank, Tweed, Hadley & McCloy LLP) to maintain the confidentiality of the items identified in section 10.02 herein (the materials referred to in clauses (X), (Y) and (Z) being the “Materials”); provided, however, that ACG shall be deemed to have complied with its disclosure obligation under this Section 10.01 to the extent it discloses to the public (i) the Materials (if any) previously disclosed to the Consenting Noteholders by it or on its behalf and (ii) any Materials disclosed by Vertis pursuant to this Section 10.01.  The form and substance of the disclosures contemplated in the immediately preceding sentence shall be reasonably satisfactory to counsel to the Initial Consenting Noteholders.  In the event that either ACG or Vertis fails to publicly disclose any of the Materials in compliance with the terms specified herein, any of the Initial Consenting Noteholders may publicly disclose any or any or all of the Materials.

10.02       Publicity.  The Vertis Parties and the ACG Parties will submit to counsel for the Initial Consenting Noteholders all press releases and public filings that constitute the initial disclosure of the existence or terms of this Agreement or any amendment to the terms of this Agreement.  Except as required by law (as determined by outside counsel to the Vertis Parties and/or the ACG Parties, as applicable), neither the Vertis Parties nor the ACG Parties will (a) use the name of any Consenting Noteholder in any press release without such Consenting Noteholder’s prior written consent or (b) disclose to any person (including, for the avoidance of doubt, any other Consenting Noteholder) the principal amount or percentage of any Notes or any other securities of the ACG Parties, the Vertis Parties or any of their respective subsidiaries held by any Consenting Noteholder; provided, however, that the Vertis Parties and the ACG Parties shall be permitted to disclose at any time (after consulting with Consenting Noteholders representing the Requisite Noteholder Consent) the aggregate principal amount of and aggregate percentage of each series of Notes held by Consenting Noteholders or by persons who have otherwise agreed to participate in the Exchange Offers and Consent Solicitations as a group.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

American Color Graphics, Inc.

By:	/s/ STEPHEN M. DYOTT
Name:	Stephen M. Dyott
Title:	Chairman and Chief Executive Officer

ACG Holdings Inc.

By:	/s/ STEPHEN M. DYOTT
Name:	Stephen M. Dyott
Title:	Chairman, Chief Executive Officer and President

[ADDITIONAL SIGNATURE PAGES FOLLOW]

Signature Page to the Agreement
by and among American Color Graphics, Inc., ACG Holdings Inc., Vertis, Inc., Vertis
Holdings Inc. and the Consenting Noteholders party thereto

Vertis, Inc.

By:	/s/ BARRY KOHN
Name:	Barry Kohn
Title:	Chief Financial Officer

Vertis Holdings Inc.

By:	/s/ BARRY KOHN
Name:	Barry Kohn
Title:	Chief Financial Officer

[ADDITIONAL SIGNATURE PAGES FOLLOW]

Thomas H. Lee Equity Fund IV, L.P.

By:	THL Equity Advisors IV, LLC,
its general partner
By:	Thomas H. Lee Partners, L.P.,
its managing member
By:	Thomas H. Lee Advisors, LLC,
its general partner

By:	/s/ SOREN L. OBERG
Name:	Soren L. Oberg
Title:	Managing Director

Thomas H. Lee Foreign Fund IV, L.P.

By:	THL Equity Advisors IV, LLC,
its general partner
By:	Thomas H. Lee Partners, L.P.,
its managing member
By:	Thomas H. Lee Advisors, LLC,
its general partner

By:	/s/ SOREN L. OBERG
Name:	Soren L. Oberg
Title:	Managing Director

Thomas H. Lee Foreign Fund IV-B, L.P.

By:	THL Equity Advisors IV, LLC,
its general partner
By:	Thomas H. Lee Partners, L.P.,
its managing member
By:	Thomas H. Lee Advisors, LLC,
its general partner

By:	/s/ SOREN L. OBERG
Name:	Soren L. Oberg
Title:	Managing Director

Thomas H. Lee Investors, L.P.

By:	THL Investment Management Corp.,
its general partner

By:	/s/ SOREN L. OBERG
Name:	Soren L. Oberg
Title:	Vice President

Aggregate principal amount of Notes beneficially owned by the foregoing Thomas H. Lee signatories:

ACG Second Lien Notes:
$

Vertis Senior Notes:
$

Vertis Second Lien Notes:
$

Vertis Subordinated Notes:
$

[ADDITIONAL SIGNATURE PAGES FOLLOW]

Evercore Capital Partners, L.P. By: Evercore Partners L.L.C., its General Partner

By:	/s/ NEERAJ MITAL
Name:	Neeraj Mital
Title:	Senior Managing Director

Evercore Capital Partners (NQ) L.P. By: Evercore Partners L.L.C., its General Partner

By:	/s/ NEERAJ MITAL
Name:	Neeraj Mital
Title:	Senior Managing Director

Evercore Capital Offshore Partners, L.P. By: Evercore Partners L.L.C., its General Partner

By:	/s/ NEERAJ MITAL
Name:	Neeraj Mital
Title:	Senior Managing Director

Aggregate principal amount of Notes beneficially owned by the foregoing Evercore signatories:

ACG Second Lien Notes:
$

Vertis Senior Notes:
$

Vertis Second Lien Notes:
$

Vertis Subordinated Notes:
$

Name:
Title:

Address:

Attention:
Telephone:
Facsimile:

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

ACG Second Lien Notes:
$

Vertis Senior Notes:
$

Vertis Second Lien Notes:
$

Vertis Subordinated Notes:
$

Name:
Title:

Address:

Attention:
Telephone:
Facsimile:

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

ACG Second Lien Notes:
$

Vertis Senior Notes:
$

Vertis Second Lien Notes:
$

Vertis Subordinated Notes:
$

Name:
Title:

Address:

Attention:
Telephone:
Facsimile:

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

ACG Second Lien Notes:
$

Vertis Senior Notes:
$

Vertis Second Lien Notes:
$

Vertis Subordinated Notes:
$

Name:
Title:

Address:

Attention:
Telephone:
Facsimile:

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

ACG Second Lien Notes:
$

Vertis Senior Notes:
$

Vertis Second Lien Notes:
$

Vertis Subordinated Notes:
$

EXHIBIT A

Initial Consenting Noteholders

EXHIBIT B

Term Sheet

RESTRUCTURING OF DEBT SECURITIES OF

VERTIS, INC. AND ITS AFFILIATES

AND

AMERICAN COLOR GRAPHICS, INC.

SUMMARY OF PROPOSED TERMS

This Summary of Proposed Terms (this “Term Sheet”) is the term sheet described in Section 2 of the Agreement dated as of September 13, 2007 (the “Agreement”) by and among (i) certain holders of or managers of discretionary accounts that hold the Notes set forth on such holders’ or managers’ signature pages thereto (collectively, the “Consenting Noteholders”); (ii) American Color Graphics, Inc. (“ACG”) and ACG Holdings Inc. (“ACG Holdings”) and (iii) Vertis, Inc. (“Vertis”) and Vertis Holdings, Inc (“Vertis Holdings”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

Background

ACG Holdings has entered into a letter of intent with Vertis with respect to a merger of ACG (the “Proposed Merger”) with and into Vertis or an affiliate thereof resulting in one or more companies under the control of either Vertis Holdings or a new holding company that will directly hold all of the capital stock of Vertis Holdings (Vertis Holdings or such holding company being referred to as “Vertis Newco”) owning, directly or indirectly, all of the capital stock of ACG and Vertis.

In connection with the Proposed Merger, certain outstanding debt securities and facilities of one or more ACG and Vertis entities will be refinanced or restructured as summarized herein (the “Financings” and, together with the Proposed Merger, the “Transactions”) in transactions that will be conditional on the closing of the Proposed Merger and the closing of each of the other Financings.

Diagrams illustrating the two possible structures of the combined Vertis and ACG entities after giving effect to the Transactions are attached hereto as Annex 1.

ACG Debt Obligations

•	First Lien Revolving Credit and Term Loan Facilities; A/R Facility; Other Secured Senior Debt	•	To be refinanced with proceeds of First Lien Facilities (as defined below), currently structured as a First Lien Revolving Credit Facility, a Term Loan Facility and an A/R Facility.

•	10% Senior Second Secured Notes due	•	An offer (the “ACG Exchange Offer”) will be made to each holder that is a qualified institutional buyer or “QIB” (each, an “Eligible Holder”) of ACG’s $280.0MM Senior Second

2010

Secured Notes due 2010 (the “ACG Second Lien Notes”) to exchange all or a portion of such Eligible Holder’s ACG Second Lien Notes for (i) cash in the amount of all accrued and unpaid interest through the closing date of the exchange, (ii) a new series of Vertis 13.50% Senior Subordinated Fourth Lien Notes due July 1, 2011 (the “New Vertis Subordinated Fourth Lien Notes”) at an exchange rate of $1,000 principal amount of New Vertis Subordinated Fourth Lien Notes for each $1,000 principal amount of ACG Second Lien Notes, (iii) a pro rata share of the principal amount of Vertis Newco’s Mezzanine Notes (the “Mezzanine Notes”) which, together with such Mezzanine Notes issued to other holders of the ACG Second Lien Notes and to holders of Vertis Subordinated Notes (as defined below), and assuming 100% of the ACG Second Lien Notes and the Vertis Subordinated Notes are tendered into the ACG Exchange Offer and the Vertis Subordinated Exchange Offer (as defined below), shall equal 7% of the aggregate principal amount of the Mezzanine Notes after giving effect to the Transactions, including any issuances of Mezzanine Notes as part thereof (the portion of such consideration to be allocated in respect of either exchange offer being the “Maximum Notes Consideration” for such exchange offer); provided that, in the event fewer than 100% of the ACG Second Lien Notes or the Vertis Subordinated Notes are tendered into the ACG Exchange Offer or the Vertis Subordinated Exchange Offer, any portion of the Maximum Notes Consideration for such exchange offer not allocated to holders of Notes in such exchange offer, up to 10% of the Maximum Notes Consideration for such exchange offer, shall be allocated pro rata to the holders that have tendered their Notes into such exchange offer; and (iv) a pro rata number of warrants (“Warrants”) to purchase shares of Vertis Newco’s common stock (the “Newco Common Stock”) at an exercise price of $0.01 per share of Newco Common Stock which, together with such Warrants issued to other holders of the ACG Second Lien Notes and to holders of Vertis Subordinated Notes, and assuming that 100% of the ACG Second Lien Notes and the Vertis Subordinated Notes are tendered into the ACG Exchange Offer and the Vertis Subordinated Exchange Offer, shall represent rights to purchase 5% of the number of shares of Newco Common Stock outstanding immediately after giving effect to the Transactions, including any issuances of Newco Common Stock, or any securities exchangeable, exercisable or convertible into Newco Common Stock as part thereof (subject to customary anti-dilution protections) (the portion of such consideration to be allocated in respect of either exchange offers being the “Maximum Warrant Consideration”

2

for such exchange offer); provided that, in the event fewer than 100% of the ACG Second Lien Notes or the Vertis Subordinated Notes are tendered into the ACG Exchange Offer or the Vertis Subordinated Exchange Offer, any portion of the Maximum Warrant Consideration for such exchange offer not allocated to holders of Notes in such exchange offer, up to 10% of the Maximum Warrant Consideration for such exchange offer, shall be allocated pro rata to the holders who tendered their Notes into such exchange offer. The Newco Common Stock shall be subject to customary minority protections reasonably acceptable to Consenting Noteholders representing the Requisite Noteholder Consent.

•

The indenture for the Mezzanine Notes will be based on the existing indenture for the mezzanine notes currently outstanding and issued by Vertis Holdings (the “Existing Mezzanine Notes”) (with the exception, if necessary, of the identity of the issuer thereof) and the terms of the Mezzanine Notes issued to the holders of the ACG Second Lien Notes tendered pursuant to the ACG Exchange Offer and to the holders of the Vertis Subordinated Notes tendered pursuant to the Vertis Subordinated Exchange Offer will be (i) identical in all respects to the terms of the mezzanine notes issued to any common equity holders of ACG Holdings pursuant to the Proposed Merger and (ii) identical in all respects to the terms of the mezzanine notes held by the holders of the Existing Mezzanine Notes immediately after consummation of the Proposed Merger, with the exception, in case the “alternate post-merger structure” presented in Annex 1 is implemented, of (x) any changes necessary to accommodate the fact that Vertis Holdings, the issuer of the Existing Mezzanine Notes, may be the guarantor, but not the issuer, of the Mezzanine Notes, which would instead be issued by Vertis Newco, and (y) any other changes necessary to ensure the consistent treatment (in all respects) of holders of the Mezzanine Notes and holders of Existing Mezzanine Notes.

•

Vertis will solicit the consent (the “ACG Second Lien Consent Solicitation”) of all Eligible Holders of the ACG Second Lien Notes to, among other things (i) eliminate ACG’s obligation to comply with all restrictive covenants, including, without limitation, the obligation to make an offer to purchase the ACG Second Lien Notes upon the consummation of the Proposed Merger, as well as the successor corporation provisions and (ii) release all collateral from the lien of the ACG Second Lien Notes that remain outstanding after the ACG Exchange Offer.

•	Upon the closing of the Transactions, the holders of the ACG

3

Second Lien Notes giving their consent pursuant to the ACG Second Lien Consent Solicitation will receive a cash consent fee in the amount of 1.0% of the principal amount of the ACG Second Lien Notes voted in favor of the consent by such holder.

Vertis Debt Obligations

•	First Lien Revolving Credit, Term Loan, A/R and Other Facilities	•

$615 million, to be increased to up to $715 million subject to certain conditions to be set forth in the agreements governing the First Lien Facilities (as defined below) as well as the Indentures governing the New Notes (as defined below), to be provided by a syndicate of financial institutions. Currently expected to include a First Lien Revolving Credit Facility, a First Lien Term Loan Facility, an A/R Facility, and additional facilities to refinance ACG’s other senior secured debt, if any (the “First Lien Facilities”).

•	9.75% Senior Secured Second Lien Notes due 2009	•

An offer (the “Vertis Second Lien Exchange Offer”) will be made to each Eligible Holder of Vertis’s $350.0MM 9.75% Senior Secured Second Lien Notes due 2009 (the “Vertis Second Lien Notes”) to exchange all or a portion of such holder’s Vertis Second Lien Notes for (i) cash in the amount of all accrued and unpaid interest through the closing date of the exchange, (ii) a new series of 9.75% Vertis Second Lien Notes due July 1, 2010 (the “New Vertis Second Lien Notes”) at an exchange rate of $1,000 principal amount of New Vertis Second Lien Notes for each $1,000 principal amount of Vertis Second Lien Notes.

•

The indenture for the New Vertis Second Lien Notes will (i) be based on the existing indenture for the Vertis Second Lien Notes, with amendments to be determined (with the Requisite Noteholder Consent, which consent shall not be unreasonably withheld, delayed or conditioned), but to include, for the avoidance of doubt, certain increases to the covenant baskets (and corresponding changes) to reflect the increase in the size and certain changes to the business plans of the issuer as well as amendments to permit the issuances of notes contemplated herein and the consummation of the other Transactions, (ii) provide that 102.5940% of the principal amount of the New Vertis Second Lien Notes would be payable upon the optional redemption thereof at any time prior to July 1, 2009 and (iii) provide for a guarantee of the New Vertis Second Lien Notes by ACG and ACG Holdings. The documents governing the New Vertis Second Lien Notes will also provide for the granting of a second priority lien on substantially all of the assets of Vertis Holdings, Vertis Newco, Vertis, ACG Holdings, ACG and each of their

4

respective subsidiaries to holders of the New Vertis Second Lien Notes, to the extent such assets are subject to the first priority lien of the Vertis First Lien Facilities, subject to the exclusion of the same categories of assets as are currently excluded, under the instruments governing the Vertis Second Lien Notes, from the collateral securing such notes (the “Notes Collateral”).

•

Vertis will solicit the consent (the “Vertis Second Lien Consent Solicitation”) of all Eligible Holders of the Vertis Second Lien Notes to, among other things (i) eliminate Vertis’s obligation to comply with all restrictive covenants in the indenture governing the Vertis Second Lien Notes that remain outstanding after the Vertis Second Lien Exchange Offer and (ii) release all collateral from the lien of the Vertis Second Lien Notes that remain outstanding after the Vertis Second Lien Exchange Offer.

•

Upon the closing of the Transactions, the holders of the Vertis Second Lien Notes giving their consent pursuant to the Vertis Second Lien Consent Solicitation will receive a cash consent fee in the amount of 1.5% of the principal amount of the Vertis Second Lien Notes voted in favor of the consent by such holder.

•	10.875% Senior Notes due 2009	•

An offer (the “Vertis Senior Exchange Offer”) will be made to each Eligible Holder of Vertis’s $350.0MM 10.875% Senior Notes due 2009 (the “Vertis Senior Notes”) to exchange all or a portion of such holder’s Vertis Senior Notes for (i) cash in the amount of all accrued and unpaid interest through the closing date of the exchange, (ii) a new series of 10.875% Vertis Senior Secured Third Lien Notes due September 15, 2010 (the “New Vertis Third Lien Notes”) at an exchange rate of $1,000 principal amount of New Vertis Third Lien Notes for each $1,000 principal amount of Vertis Senior Notes.

•

The indenture for the New Vertis Third Lien Notes will (i) be based on the existing indenture for the Vertis Second Lien Notes, with amendments to be determined (with the Requisite Noteholder Consent, which consent shall not be unreasonably withheld, delayed or conditioned), but to include, for the avoidance of doubt, changes necessary to reflect the fact that the New Vertis Third Lien Notes will be secured by a third lien, not a second lien, certain increases to the covenant baskets (and corresponding changes) to reflect the increase in the size and certain changes to the business plans of the issuer as well as amendments to permit the issuances of Notes contemplated herein and the consummation of the other Transactions; (ii) provide that 102.7188% of the principal amount of the Vertis Senior Notes would be payable upon the optional redemption thereof at any time prior to September 15,

5

2009 and (iii) provide for a guarantee of the New Vertis Third Lien Notes by ACG and ACG Holdings. The documents governing the New Vertis Third Lien Notes will also provide for the granting of a third priority lien on the Notes Collateral.

•

Vertis will solicit the consent (the “Vertis Senior Consent Solicitation”) of all Eligible Holders of the Vertis Senior Notes to, among other things, eliminate Vertis’s obligation to comply with all restrictive covenants in the indenture governing the Vertis Senior Notes that remain outstanding after the Vertis Senior Exchange Offer.

•

Upon the closing of the Transactions, the holders of the Vertis Senior Notes giving their consent pursuant to the Vertis Senior Consent Solicitation will receive a cash consent fee in the amount of 1.5% of the principal amount of the Vertis Senior Notes voted in favor of the consent by such holder.

•	13.50% Senior Subordinated Notes due 2009	•

An offer (the “Vertis Subordinated Exchange Offer”) will be made to each Eligible Holder of Vertis’s $293.5MM 13.50% Senior Subordinated Notes due 2009 (the “Vertis Subordinated Notes”) to exchange all or a portion of such holder’s Vertis Subordinated Notes for (i) cash in the amount of all accrued and unpaid interest through the closing date of the exchange, (ii) New Vertis Subordinated Fourth Lien Notes at an exchange rate of $1,000 principal amount of New Vertis Subordinated Fourth Lien Notes for each $1,000 principal amount of Vertis Subordinated Notes, (iii) a pro-rata share of a principal amount of the Mezzanine Notes which, together with such Mezzanine Notes issued to other holders of Vertis Subordinated Notes and holders of ACG Second Lien Notes, and assuming 100% of the ACG Second Lien Notes and the Vertis Subordinated Notes are tendered into the ACG Exchange Offer and the Vertis Exchange Offer, shall equal 7% of the aggregate principal amount of the Mezzanine Notes after giving effect to the Transactions, including any issuances of Mezzanine Notes as part thereof; provided that, in the event fewer than 100% of the ACG Second Lien Notes or the Vertis Subordinated Notes are tendered into the ACG Exchange Offer or the Vertis Exchange Offer, any portion of the Maximum Notes Consideration for such exchange offer not allocated to holders of Notes in such exchange offer, up to 10% of the Maximum Notes Consideration for such exchange offer, shall be allocated pro rata to the holders that have tendered their Notes into such exchange offer; and (iv) a number of Warrants which, together with such Warrants issued to other holders of Vertis Subordinated Notes and holders of ACG Second Lien Notes, and assuming 100% of the ACG Second Lien Notes and the Vertis Subordinated

6

Notes are tendered into the ACG Exchange Offer and the Vertis Exchange Offer, shall represent rights to purchase 5% of the number of shares of Newco Common Stock outstanding immediately after giving effect to the Transactions, including any issuances of Newco Common Stock, or any securities exchangeable, exercisable or convertible into Newco Common Stock as part thereof (subject to customary anti-dilution protections); provided that, in the event fewer than 100% of the ACG Second Lien Notes and the Vertis Subordinated Notes are tendered into the ACG Exchange Offer or the Vertis Exchange Offer, any portion of the Maximum Warrant Consideration for such exchange offer not allocated to holders of Notes in such exchange offer, up to 10% of the Maximum Warrant Consideration for such exchange offer, shall be allocated pro rata to the holders that have tendered their Notes into such exchange offer. The Newco Common Stock shall be subject to customary minority protections reasonably acceptable to Consenting Noteholders representing the Requisite Noteholder Consent.

•

The indenture for the New Vertis Subordinated Fourth Lien Notes will (i) be based on the existing indenture for the Vertis Subordinated Notes, with amendments to be determined (with the Requisite Noteholder Consent, which consent shall not be unreasonably withheld, delayed or conditioned), but to include, for the avoidance of doubt, (x) subordination provisions substantially identical to those contained in the existing indenture for the Vertis Subordinated Notes with the exception of the definition of “Senior Debt”, which shall be amended to exclude from such definition any Notes that remain outstanding after the consummation of the exchange offers and (y) certain increases to the covenant baskets (and corresponding changes) to reflect the increase in the size and certain changes to the business plans of the issuer as well as amendments to permit the issuances of Notes contemplated herein and the consummation of the other Transactions, (ii) provide that 102.25% of the principal amount of the New Vertis Subordinated Notes would be payable upon the optional redemption thereof at any time prior to July 1, 2009 and (iii) provide for a guarantee of the New Vertis Subordinated Fourth Lien Notes by ACG and ACG Holdings. The documents governing the New Vertis Fourth Lien Notes will also provide for the granting of a fourth priority lien on the Notes Collateral.

•

Vertis will solicit the consent (the “Vertis Subordinated Consent Solicitation”) of all Eligible Holders of the Vertis Subordinated Notes to, among other things, eliminate Vertis’s obligation to comply with certain restrictive covenants in the

7

indenture governing the Vertis Subordinated Notes that remain outstanding after the Vertis Subordinated Exchange Offer.

•

Upon the closing of the Transactions, the holders of the Vertis Subordinated Notes giving their consent pursuant to the Vertis Subordinated Consent Solicitation will receive a cash consent fee consisting of cash in the amount of 1.0% of the principal amount of the Vertis Subordinated Notes voted in favor of the consent by such holder.

Registration Rights

Customary registration rights with respect to the New Vertis Second Lien Notes, New Vertis Third Lien Notes and New Vertis Subordinated Fourth Lien Notes (the “New Notes”) that will require Vertis to use reasonable best efforts to (i) file within 180 days of the consummation of the Exchange Offers (subject to extension in the event the financial statements to be included in the registration statement are unavailable at the time) (the “Filing Date”) an exchange registration statement and/or a shelf registration statement with respect to the New Notes and (ii) cause such registration statement to become effective within 90 days of such filing (the “Effectiveness Date”). In the event no registration statement has been filed by the Filing Date, or the registration statement has not become effective by the Effectiveness Date, additional interest will accrue on the New Notes at a rate equal to 0.50% per annum for the first 90 days after such Filing Date or Effectiveness Date, and will increase by an additional 0.50% per annum at the beginning of each subsequent 90-day period, in each case until such time as the registration statement is filed or becomes effective, respectively. Additional interest on the New Notes will not accrue under more than one of the grounds set forth above at any one time, and the aggregate amount of additional interest on the New Notes will at no time exceed in the aggregate 1.0% per annum. Vertis’s obligation to register the New Notes will terminate in the event the New Notes would become freely saleable by the holders of the New Notes as non-affiliates pursuant to Rule 144 under the Securities Act prior to the time at which the registration statement(s) covering the New Notes would become effective or, in the case of an exchange registration statement, the exchange offer(s) thereunder could be completed.

8

Annex 1

POST-MERGER STRUCTURE ACGH Shareholders Vertis Holdings, Inc. (“Vertis Newco”) Vertis, Inc. (Issuer of New Notes and Vertis Remaining Existing Notes) ACG Holdings, Inc. Vertis Shareholders American Color Graphics, Inc. (Issuer of ACG Remaining Existing Notes) Mezzanine Notes and Warrants

ALTERNATE POST-MERGER STRUCTURE Vertis Holdings, Inc. Vertis, Inc. (Issuer of New Notes and Vertis Remaining Existing Notes) ACG Holdings, Inc. American Color Graphics, Inc. (Issuer of ACG Remaining Existing Notes) New Holding Company (“Vertis Newco”) ACGH Shareholders Vertis Shareholders Mezzanine Notes* and Warrants * Note: The existing mezzanine notes of Vertis Holdings, Inc. will either be exchanged for mezzanine notes of Vertis Newco or remain at Vertis Holdings, Inc., in which case Vertis Holdings, Inc. will guarantee the mezzanine notes of Vertis Newco.

EXHIBIT C

PROVISION FOR TRANSFER AGREEMENT

The undersigned (“Transferee”) hereby acknowledges that it has read and understands the Voting Agreement by and among and American Color Graphics, Inc., Vertis, Inc., and [Transferor Consenting Noteholder Name], inter alia, and agrees to be bound by the terms and conditions thereof to the extent Transferor was thereby bound.

Date Executed: [__], 2007
Print name of Transferee

Name:
Title:

Address:

Attention:
Telephone:
Facsimile:

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

ACG Second Lien Notes:
$

Vertis Senior Notes:
$

Vertis Second Lien Notes:
$

Vertis Subordinated Notes:
$